Exhibit 14.2

CONSENT OF QUALIFIED PERSON

Alexandra J. Kozak, P.Eng.
AMEC Americas Limited
111 Dunsmuir Street, Suite 400
Vancouver, BC

To:   Mountain Province Diamonds Inc.
United States Securities and Exchange Commission

Re:  Mountain Province Diamonds Inc.’s Incorporation by Reference of the “Gahcho Kué Kimberlite Project, NI 43-101 Technical Report, Northwest Territories, Canada” (the “Technical Report”) dated 20 April, 2009, and inclusion of references to the Technical Report in the Company’s Form 20-F for the nine months ended December 31, 2009.

I, Alexandra J. Kozak, P.Eng., consent to the incorporation by reference of Sections 13.4 and 16 of the Technical Report entitled “Gahcho Kué Kimberlite Project, NI 43-101 Technical Report, Northwest Territories, Canada” (the “Technical Report”), dated 20 April, 2009 in Mountain Province Diamonds Inc.’s Form 20-F for the nine months ended December 31, 2009.

I consent to extracts from, or a summary of, the Technical Report in Item 4D from sub-headings Property Settings to AMEC Recommendations, (“the relevant sections”) of Mountain Province Diamonds Inc.’s Form 20F filing with the Securities and Exchange Commission, for the nine months ended December 31, 2009.

I confirm that I have read the relevant sections of the Form 20F filing for Mountain Province Diamonds Inc. for the nine months ended December 31, 2009, and that it fairly and accurately represents the information in the Technical Report that supports the disclosure.

/s/ Alexandra J. Kozak
Alexandra J. Kozak, P. Eng.	29 March, 2010
Signed	Dated

AMEC Americas Limited
111 Dunsmuir Street, Suite 400
Vancouver, B.C. V6B 5W3
Tel	(604) 664-3030
Fax	(604) 664-3057	www.amec.com

CONSENT OF QUALIFIED PERSON

Ken R. Brisebois, P. Eng.
AMEC E&C Services, Inc.
780 Vista Blvd., Suite 100
Sparks, NV 89434

To:   Mountain Province Diamonds Inc.
United States Securities and Exchange Commission

Re:  Mountain Province Diamonds Inc.’s Incorporation by Reference of the “Gahcho Kué Kimberlite Project, NI 43-101 Technical Report, Northwest Territories, Canada” (the “Technical Report”) dated 20 April, 2009, and inclusion of references to the Technical Report in the Company’s Form 20-F for the nine months ended December 31, 2009.

I, Ken R. Brisebois, P.Eng., consent to the incorporation by reference of Section 17 of the Technical Report entitled “Gahcho Kué Kimberlite Project, NI 43-101 Technical Report, Northwest Territories, Canada” (the “Technical Report”), dated
20 April, 2009 in Mountain Province Diamonds Inc.’s Form 20-F for the nine months ended December 31, 2009.

I consent to extracts from, or a summary of, the Technical Report in Item 4D from sub-headings Property Settings to AMEC Recommendations, (the “relevant sections”) of Mountain Province Diamonds Inc.’s Form 20F filing with the Securities and Exchange Commission, for the nine months ended December 31, 2009.

I confirm that I have read the relevant sections of the Form 20F filing for Mountain Province Diamonds Inc. for the nine months ended December 31, 2009, and that it fairly and accurately represents the information in the Technical Report that supports the disclosure.

/s/ Ken R. Brisebois
Ken R. Brisebois, P. Eng.	March 29, 2010
Signed	Dated

AMEC E&C Services, Inc.
780 Vista Boulevard
Sparks, NV, 89434
Tel (775) 331 2375
Fax (775) 331 4153	www.amec.com

CONSENT OF QUALIFIED PERSON

Ted Leonard Eggleston, Ph.D., P. Geo.
AMEC E&C Services, Inc.
2001 W Camelback Road
Phoenix, AZ, USA, 85015

To:   Mountain Province Diamonds Inc.
United States Securities and Exchange Commission

Re:  Mountain Province Diamonds Inc.’s Incorporation by Reference of the “Gahcho Kué Kimberlite Project, NI 43-101 Technical Report, Northwest Territories, Canada” (the “Technical Report”) dated 20 April, 2009, and inclusion of references to the Technical Report in the Company’s Form 20-F for the nine months ended December 31, 2009.

I, Ted Leonard Eggleston, Ph.D., P.Geo., consent to the incorporation by reference of Sections 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13.1, 13.2, 13.3, 13.5, 13.6, 13.7, 14, 15, 18, 19, 20, 21, 22 and 23 of the Technical Report entitled “Gahcho Kué Kimberlite Project, NI 43-101 Technical Report, Northwest Territories, Canada” (the “Technical Report”), dated 20 April, 2009 in Mountain Province Diamonds Inc.’s Form 20-F for the nine months ended December 31, 2009.

I consent to extracts from, or a summary of, the Technical Report in Item 4D from sub-headings Property Settings to AMEC Recommendations, (the “relevant sections”) of Mountain Province Diamonds Inc.’s Form 20F filing with the Securities and Exchange Commission, for the nine months ended December 31, 2009.

I confirm that I have read the relevant sections of the Form 20F filing for Mountain Province Diamonds Inc. for the nine months ended December 31, 2009, and that it fairly and accurately represents the information in the Technical Report that supports the disclosure.

/s/ Ted Eggleston
Ted Eggleston Ph.D., P.Geo	29 March, 2010
Signed	Dated

AMEC E&C Services, Inc.
Suite 300, 2001 West Camelback
Road
Phoenix AZ, 85015
Tel (602) 343 2410
Fax (602) 343 2499	www.amec.com